FORM 8

                        UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549


             AMENDMENT TO APPLICATION OR REPORT

      Filed pursuant to Section 12, 13 or 15(d) of the Securities Exchange Act of 1934



       National Capital Management Corporation
   (Exact name of registrant as specified in its charter)

                       AMENDMENT NO. 1


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated February 12, 1996 as set forth in the pages attached hereto:


       Item 7.  Financial Statements and Exhibits

            Adding  Arthur  Andersen  LLP's  letter  to  Item
       7.(c)(99)(1)  which  was  not previously  filed  under
       Item 7. of Form 8-K.

             Adding   former  accountant's  letter  to   Item
       7.(c)(99)(2)  which  was  not previously  filed  under
       Item 7. of Form 8-K.


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                           NATIONAL CAPITAL
                           MANAGEMENT CORPORATION
                                (Registrant)


Date:  March 1, 1996       By:
                           Herbert J. Jaffe
                           President